POWER OF ATTORNEY KNOW ALL PERSONS BY THESE PRESENTS, that I, G. Peter D Aloia, a member of the board of Directors of WABCO Holdings Inc., a Delaware corporation, (the Company ) hereby constitute and appoint the Chief Executive Officer, Chief Financial Officer, the Treasurer, the Controller, the Secretary, the Assistant Secretary and the Chief Human Resources Officer, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for me and in my name, place and stead, to sign the Form 10-K Annual Report for the Company s fiscal year ended December 31, 2016, and all amendments thereto, and to file the same with the Securities and E change Commission and the appropriate securities exchange, granting unto said attorneys-in-fact and agents, and each of them, or their substitutes, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and puiposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Atto ey shall be effective until such time as I deliver a written revocation thereof to the above-named attorneys-in-fact and agents. Dated: WABCO Confidential

POWER OF ATTORNEY KNO W ALL PERSONS BY THESE PRESENTS, that I, Juergen W. Gromer, a member of the board of Directors of WABCO Holdings Inc., a Delaware corporation, (the Company ) hereby constitute and appoint the Chief Executive Officer, Chief Financial Officer, the Treasurer, the Controller, the Secretary, the Assistant Secretary and the Chief Human Resources Officer, and each of them, my h e and lawful attomeys-in-fact and agents, with f ill power of substitution and resubstitution for me and in my name, place and stead, to sign the Form 10-K Annual Report for the Company s fiscal year ended December 31, 2016, and all amendments thereto, and to file the same with the Securities and Exchange Commission and the appropriate securities e change, granting unto said attorneys-in-fact and agents, and each of them, or their substitutes, full power and authority to do and perform each and eveiy act and thing requisite or necessary to be done in and about the premises, as fully to all intents and pmposes as I might or could do in person, hereby ratifying and confirming all that said attomeys-in-fact and agents, and each of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall be effective until such time as I deliver a written revocation thereof to the above-named attomeys-in-fact and agents. Dated: Juefgen W. Gromer WABCO Confidential

POWER OF ATTORNEY KNOW ALL PERSONS BY THESE PRESENTS, that I, Thomas S. Gross, a member of the board of Directors of WABCO Holdings Inc., a Delaware corporation, (the Company ) hereby constitute and appoint the Chief Executive Officer, Chief Financial Officer, the Treasurer, the Controller, the Secretary, the Assistant Secretary and the Chief Human Resou ces Officer, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for me and in my name, place and stead, to sign the Form 10-K Annual Report for the Company s fiscal year ended December 31, 2016, and all amendments thereto, and to file the same with the Securities and Exchange Commission and the appropriate securities exchange, granting unto said attorneys-in-fact and agents, and each of them, or their substitutes, full power and authority to do and perform each and eveiy act and thing requisite o necessa y to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confinning all that said attomeys-in-fact and agents, and each of them, or their substitutes, may lawfiilly do or cause to be done by virtue hereof. This Power of Attorney shall be effective until such time as I deliver a written revocation thereof to the above-named attorneys-in-fact and agents. Dated: Thomas S. Gross WABCO Confidential

POWER OF ATTORNEY KNOW ALL PERSONS BY THESE PRESENTS, that I, Henry Keizer, a member of the board of Di ectors of WABCO Holdings Inc., a Delaware corporation, (the Company ) hereby constitute and appoint the Chief Executive Officer, Chief Financial Officer, the Treasurer, the Controller, the Secretary, the Assistant Secretary and the Chief Human Resources Officer, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for me and in my name, place and stead, to sign the Form 10-K Annual Report for the Company s fiscal year ended December 31, 2016, and all amendments thereto, and to file the same with the Securities and Exchange Commission and the appropriate securities exchange, granting unto said attomeys-in-fact and agents, and each of them, or their substitutes, full power and authority to do and perform each and every act and thing requisite or necessaiy to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confinuing all that said attomeys-in-fact and agents, and each of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Atto ey shall be effective until such time as I deliver a written revocation thereof to the above-named atto eys-in-fact and agents. Dated: Henry Keizer WABCO Confidential

POWER OF ATTORNEY KNOW ALL PERSONS BY THESE PRESENTS, that I, Jean-Paul Montupet, a member of the board of Directors of WABCO Holdings Inc., a Delaware corporation, (the Company ) hereby constitute and appoint the Chief Executive Officer, Chief Financial Officer, the Treasurer, the Controller, the Secretary, the Assistant Secretary and the Chief Human Resources Officer, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for me and in my name, place and stead, to sign the Form 10-K Annual Report for the Company s fiscal year ended December 31, 2016, and all amendments thereto, and to file the same with the Securities and Exchange Commission and the appropriate securities exchange, granting unto said attorneys-in-fact and agents, and each of them, or their substitutes, full power and authority to do and perfor each and every act and thing requisite or necessary to be done in and about the p emises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attomeys-in-fact and agents, and each of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall be effective until such time as I deliver a written revocation thereof to the above-named attomeys-in-fact and agents. Dated: /7/'7 WABCO Confidential

POWER OF ATTORNEY KNOW ALL PERSONS BY THESE PRESENTS, that I, Mai L. Petrovich, a member of the board of Directors of WABCO Holdings Inc., a Delaware corporation, (the Company ) hereby constitute and appoint the Chief Executive Officer, Chief Financial Officer, the Treasurer, the Controlle , the Secretary, the Assistant Secretary and the Chief Human Resources Officer, and each of them, my true and lawful attomeys-in-fact and agents, with full power of substitution and resubstitution for me and in my name, place and stead, to sign the Form 10-K Annual Report for the Company s fiscal year ended December 31, 2016, and all amendments thereto, and to file the same with the Securities and Exchange Commi ion and the appropriate securities exchange, granting unto said attorneys-in-fact and agents, and each of them, or their substitutes, full power and autho ity to do and perform each and eveiy act and thing requisite or necessary to be done in and about the p emises, as fully to all intents and pui oses as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, o thei substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall be effective until such time as I deliver a written revocation thereof to the above-named attomeys-in-fact and agents. Dated: Mary L. Petrovich WABCO Confidential

POWER OF ATTORNEY KNOW ALL PERSONS BY THESE PRESENTS, that I, David N. Reilly, a member of the board of Directors of WABCO Holdings Inc., a Delaware corporatio , (the Company ) hereby constitute and appoint the Chief Executive Officer, Chief Financial Officer, the Treasurer, the Controller, the Secretaiy, the Assistant Secretary and the Chief Human Resources Officer, and each of them, my true and lawful attomeys-in-fact and agents, with full power of substitution and resubstitution for me nd in my name, place and stead, to sign the Form 10-K Amiual Report for the Company s fiscal year ended December 31, 2016, and all amendments thereto, and to file the same with the Securities and Exchange Commission and the appropriate securities exchange, granting unto said attorneys-in-fact and agents, and each of them, or their substitutes, full power and authority to do and perform each and every ct and thing requisite or necessary to be done in and about the premises, as fully to all intents and pu poses as I might or could do in person, hereby ratifying and confirming all that said attomeys-in-fact and agents, and each of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall be effective until such time as I deliver a written revocation thereof to the above-named attomeys-in-fact and agents. Dated: David N. Reilly WABCO Confidential

POWER OF ATTORNEY KNOW ALL PERSONS BY THESE PRESENTS, that I, Michael T. Smith, a member of the board of Directors of WABCO Holdings Inc., a Delaware corporation, (the Company ) hereby constitute and appoint the Chief Executive Officer, Chief Financial Officer, the Treasurer, the Controller, the Secretary, the Assistant Secretar and the Chief Human Resources Officer, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for me and in my name, place and stead, to sign the Form 10-K Annual Report for the Company s fiscal year ended December 31, 2016, and all amendments thereto, and to file the same with the Securities and Exchange Commission and the appropriate securities exchange, granting unto said attomeys-in-fact and agents, and each of them, or their substitutes, full power and authority to do and perform each and eveiy act and thing requisite or necessai to be done in and about the premises, as fully to all intents and pui oses as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Atto ey shall be effective until such time as I deliver a written revocation thereof to the above-named attomeys-in-fact and agents. Dated: oihllz o/7 WABCO Confidential